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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                          HITTITE MICROWAVE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              Delaware                000-51448            04-2854672
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    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)    Identification Number)

                 20 Alpha Road, Chelmsford, Massachusetts 01824
               (Address of principal executive offices) (Zip Code)

                                 (978) 250-3343
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 16, 2006, Hittite Microwave Corporation issued a press release announcing its financial results for the fourth quarter of fiscal 2005. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1. Press Release, dated February 16, 2006, entitled "Hittite Microwave Corporation Reports Financial Results for the Fourth Quarter and Year 2005."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   HITTITE MICROWAVE CORPORATION

                                                   By: /s/ William W. Boecke
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                                                       William W. Boecke
                                                       Chief Financial Officer

Date: February 16, 2006

                                  EXHIBIT INDEX

Exhibit No.   Description
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   99.1       Press Release of Hittite Microwave Corporation, dated
              February 16, 2006.